Exhibit 99.1

Magnachip Reports Results for Fourth Quarter and Full-Year 2025

Q4 Results Summary

•
Consolidated revenue from continuing operations (which includes Power Analog Solutions (“PAS”) and Power IC (“PIC”) businesses) was $40.6 million, approximately at the mid-point of our guidance range of $38.5 to $42.5 million.
•
Consolidated gross profit margin from continuing operations was 9.3%, slightly above the mid-point of our guidance range of 8.0% to 10.0%.
•
Product revenue from our Communications business grew 24% sequentially and 68% year-over-year.

Q4 Highlights

•
Launched 24 new-generation products in the fourth quarter.

2025 Highlights

•
Launched 55 new-generation products in 2025, compared with four for the full year 2024.
•
Signed a strategic agreement to expand our industrial business based on a jointly developed IGBT technology with Hyundai Mobis.
•
Executed multiple operating expense cost reduction programs, including a headcount reduction program, expected to generate more than $2 million in annualized savings beginning in Q4 2025.
•
$21.4 million was spent in 2025 for the Gumi fab upgrade, of which $17.0 million was funded through equipment financing loans.

SEOUL, South Korea, Mar. 4, 2026 – Magnachip Semiconductor Corporation (NYSE: MX) (“Magnachip” or the “Company”) today announced financial results for the fourth quarter and full year 2025.

Camillo Martino, Magnachip’s CEO said, “Magnachip has a strong foundation in power semiconductors, built on decades of engineering expertise, trusted customer relationships, and a reputation for quality and reliability. Over the past year, we have taken deliberate actions to simplify the business, significantly reduce our cost structure, and sharpen our focus on power, while increasing investment in new-generation products where we can compete and win.”

Mr. Martino added, “While near-term market conditions remain challenging, the changes we have made are deliberate and structural. With a more focused strategy, a stronger product pipeline, and disciplined execution, we believe Magnachip is better positioned to improve competitiveness, strengthen margins over time, and drive a more consistent recovery.”

Q4 and 2025 Financial Highlights

	In thousands of U.S. dollars, except share data
	GAAP(1)
	Q4 2025	Q3 2025	Q/Q change			Q4 2024(1)	Y/Y change
Consolidated Revenues	40,570	45,946	down	11.7%		51,153	down	20.7%
Power Solutions business	40,570	45,946	down	11.7%		48,858	down	17.0%
Power Analog Solutions	36,811	41,548	down	11.4%		43,455	down	15.3%
Power IC	3,759	4,398	down	14.5%		5,403	down	30.4%
Transitional Fab 3 foundry services(2)	—	—	n/a	—		2,295	n/a	—
Consolidated Gross Profit Margin	9.3%	18.6%	down	9.3	%pts	21.7%	down	12.4	%pts
Power Solutions business	9.3%	18.6%	down	9.3	%pts	23.2%	down	13.9	%pts
Power Analog Solutions	6.5%	16.0%	down	9.5	%pts	20.5%	down	14.0	%pts
Power IC	36.7%	43.2%	down	6.5	%pts	44.9%	down	8.2	%pts
Transitional Fab 3 foundry services(2)	—	—	n/a	—		(11.0)%	n/a	—
Operating Loss	(12,446)	(11,538)	down	n/a		(6,828)	down	n/a
Loss from continuing operations	(8,792)	(10,609)	up	n/a		(7,702)	down	n/a
Basic Loss per Common Share	(0.24)	(0.29)	up	n/a		(0.21)	down	n/a
Diluted Loss per Common Share	(0.24)	(0.29)	up	n/a		(0.21)	down	n/a

	In thousands of U.S. dollars, except share data
	Non-GAAP(1)(3)
	Q4 2025	Q3 2025	Q/Q change			Q4 2024(1)	Y/Y change
Adjusted Operating Loss	(11,881)	(7,421)	down	n/a		(3,459)	down	n/a
Adjusted EBITDA	(8,856)	(3,964)	down	n/a		337	down	n/a
Adjusted Income (Loss)	(2,714)	(390)	down	n/a		5,751	down	n/a
Adjusted Income (Loss) per Common Share—Diluted	(0.08)	(0.01)	down	n/a		0.15	down	n/a

	In thousands of U.S dollars, except share data
	GAAP(1)
	2025	2024(1)	Y/Y Change
Consolidated Revenues	178,860	196,425	down	8.9%
Power Solutions business	178,860	185,828	down	3.7%
Power Analog Solutions	160,477	166,804	down	3.8%
Power IC	18,383	19,024	down	3.4%
Transitional Fab 3 foundry services(2)	—	10,597	n/a	—
Consolidated Gross Profit Margin	17.6%	19.7%	down	2.1	%pts
Power Solutions business	17.6%	21.5%	down	3.9	%pts
Power Analog Solutions	14.9%	18.9%	down	4.0	%pts
Power IC	41.0%	44.4%	down	3.4	%pts
Transitional Fab 3 foundry services(2)		(11.5)%	n/a	—
Operating Loss	(35,860)	(25,973)	down	n/a
Loss from continuing operations	(14,249)	(27,310)	up	n/a
Basic Loss per Common Share	(0.39)	(0.72)	up	n/a
Diluted Loss per Common Share	(0.39)	(0.72)	up	n/a

	In thousands of U.S dollars, except share data
	Non-GAAP(1)(3)
	2025	2024(1)	Y/Y Change
Adjusted Operating Loss	(28,488)	(19,087)	down	n/a
Adjusted EBITDA	(15,567)	(4,241)	down	n/a
Adjusted Loss	(7,866)	(8,321)	up	n/a
Adjusted Loss per Common Share—Diluted	(0.22)	(0.22)	up	n/a

(1)
GAAP and non-GAAP metrics summarized herein do not include any amounts relating to the Display business, which has been classified as discontinued operations from Q1 2025, and we have reclassified certain prior year amounts to conform to the current year’s presentation.

(2)
Following the consummation of the sale of the Foundry Services Group business and Fab 4 in Q3 2020, we provided transitional foundry services to the buyer for foundry products manufactured in our fabrication facility located in Gumi, Korea, known as “Fab 3” (“Transitional Fab 3 Foundry Services”). The contractual obligation to provide the Transitional Fab 3 Foundry Services ended August 31, 2023, and we had wound down these foundry services by the end of 2024. Because these foundry services during the wind-down period had still been provided to the same buyer by us using our Fab 3 based on mutually agreed terms and conditions, we continued to report our revenue from providing these foundry services and related cost of sales within the Transitional Fab 3 Foundry Services line in our consolidated statement of operations until such wind down was completed. Management believes that disclosing revenue of Transitional Fab 3 Foundry Services separately from the Power Solutions business allows investors to better understand the results of our core PAS and Power IC businesses.
(3)
Management believes that non-GAAP financial measures, when viewed in conjunction with GAAP results, can provide a meaningful understanding of the factors and trends affecting our business and operations and assist in evaluating our core operating performance. However, such non-GAAP financial measures have limitations and should not be considered as a substitute for net loss or as a better indicator of our operating performance than measures that are presented in accordance with GAAP. A reconciliation of historical GAAP results to non-GAAP results is included in this press release.

Q1 2026 Financial Guidance

While actual results may vary, Magnachip currently expects the following:

•
Consolidated revenue from continuing operations (which includes Power Analog Solutions and Power IC businesses) to be in the range of $44.0 to $48.0 million, up 13.4% sequentially and up 2.9% year-over-year at the mid-point. This compares with $40.6 million in Q4 2025 and $44.7 million in Q1 2025.
•
Consolidated gross profit margin from continuing operations to be in the range of 14% to 16%, up from 9.3% in Q4 2025 but down from 20.9% in Q1 2025.

Q4 and Full Year 2025 Earnings Conference Call

Magnachip will host a corresponding conference call at 2:00 p.m. PT / 5:00 p.m. ET today, Wednesday, March 4, 2026, to discuss its financial results. In advance of the conference call, all participants must use the following link to complete the online registration process. Upon registering, each participant will receive access details for this event including the dial-in numbers, a PIN number, and an e-mail with detailed instructions to join the conference call. A live and archived webcast of the conference call and a copy of earnings release will be accessible from the ‘Investors’ section of the Company’s website at www.magnachip.com.

Online registration: https://register-conf.media-server.com/register/BI9d3aea74bb7c44d78d19c946518cef3c

Safe Harbor for Forward-Looking Statements

Information in this press release regarding Magnachip’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include expectations about estimated historical or future operating results and financial performance, outlook and business plans, including first quarter 2026 revenue and gross profit margin expectations, future growth and revenue opportunities from new and existing products and customers, the timing and extent of future revenue contributions by our products and businesses, and the impact of market conditions associated with inflation and higher interest rates, geopolitical conflicts including between Russia-Ukraine and between Israel, the United States and Iran, sustained military action and conflict in the Red Sea, global macroeconomic conditions resulting from trade and tariff actions instituted between the U.S. and other countries on Magnachip’s future operating results and financial performance, and the potential impacts of emerging technologies such as artificial intelligence on industry dynamics, customer demand, supply chain operations, and regulatory environments. All forward-looking statements included in this release are based upon information available to Magnachip as of the date of this release, which may change, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include, among others: the impact of changes in macroeconomic conditions, including those caused by or related to recent trade and tariff actions announced by the U.S. globally and the related retaliatory tariffs and disruptions in supply chains and global trade as a result thereof, inflation, potential recessions or other deteriorations, economic instability or civil unrest; geopolitical conflicts, including between Russia-Ukraine and between Israel, the United States and Iran and sustained military action and conflict in the Red Sea; disruptions or economic impact resulting from the United States government shutdown, including disruptions at U.S. government agencies caused by reduction in staffing, operations, funding shortages or other concerns that may prevent new products and services from being developed or commercialized in a timely manner or otherwise prevent those agencies from performing normal business functions on which the operation of our customer’s businesses may rely; manufacturing capacity constraints or supply chain disruptions that may impact our ability to deliver our products or affect the price of components, which may lead to an increase in our costs and impact demand for our products from customers who are similarly affected by such capacity constraints or disruptions; the impact of competitive products and pricing; timely acceptance of our designs by customers; timely introduction of new products and technologies; the potential impact of emerging technologies such as artificial intelligence on industry dynamics, customer demand, supply chain operations, and regulatory environments; our ability to ramp new products into volume production; industry-wide shifts in supply and demand for semiconductor products; overcapacity within the industry or at Magnachip; effective and cost-efficient utilization of manufacturing capacity; financial stability in foreign markets and the impact of foreign exchange rates; unanticipated costs and expenses or the inability to identify expenses that can be eliminated; compliance with U.S. and international trade and export laws and regulations by us, our customers and our distributors; change to or ratification of local or international laws and regulations, including those related to environment, health and safety; public health issues; other business interruptions that could disrupt supply or delivery of, or demand for, Magnachip’s products; and other risks detailed from time to time in Magnachip’s filings with the SEC, including our Form 10-K filed on March 14, 2025, and subsequent registration statements, amendments or other reports that we may file from time to time with the SEC and/or make available on our website. Magnachip assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

About Magnachip Semiconductor

Magnachip is a designer and manufacturer of analog and mixed-signal power semiconductor platform solutions for various applications, including industrial, automotive, communication, consumer and computing. The Company provides a broad range of standard products to customers worldwide. Magnachip, with about 45 years of operating history, owns a substantial number of registered patents and pending applications, and has extensive engineering, design and manufacturing process expertise. For more information, please visit www.magnachip.com.

CONTACT:

Mike Bishop

Bishop IR, LLC

Tel. +1 (415) 891-9633

mike@bishopir.com

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	Three Months Ended			Year Ended
	December 31, 2025	September 30, 2025	December 31, 2024(1)	December 31, 2025	December 31, 2024(1)
Revenues:
Net sales – Power Solutions business	$40,570	$45,946	$48,858	$178,860	$185,828
Net sales – Transitional Fab 3 foundry services	—	—	2,295	—	10,597
Total revenues	40,570	45,946	51,153	178,860	196,425
Cost of sales:
Cost of sales – Power Solutions business	36,792	37,405	37,530	147,467	145,884
Cost of sales – Transitional Fab 3 foundry services	—	—	2,547	—	11,814
Total cost of sales	36,792	37,405	40,077	147,467	157,698
Gross profit	3,778	8,541	11,076	31,393	38,727
Gross profit as a percentage of Power Solutions business net sales	9.3%	18.6%	23.2%	17.6%	21.5%
Gross profit as a percentage of total revenues	9.3%	18.6%	21.7%	17.6%	19.7%
Operating expenses:
Selling, general and administrative expenses	8,625	8,312	9,758	35,116	38,099
Research and development expenses	7,599	7,773	6,557	27,297	25,012
Early termination and other charges	—	3,994	1,589	4,840	1,589
Total operating expenses	16,224	20,079	17,904	67,253	64,700
Operating loss	(12,446)	(11,538)	(6,828)	(35,860)	(25,973)
Interest income	1,246	1,255	2,106	5,363	8,320
Interest expense	(393)	(469)	(458)	(1,658)	(1,601)
Foreign currency loss, net	(6,393)	(4,280)	(13,352)	(281)	(16,740)
Other income, net	14	253	364	298	485
Loss from continuing operations before income tax benefit, net	(17,972)	(14,779)	(18,168)	(32,138)	(35,509)
Income tax benefit, net	(9,180)	(4,170)	(10,466)	(17,889)	(8,199)
Loss from continuing operations	(8,792)	(10,609)	(7,702)	(14,249)	(27,310)
Income (Loss) from discontinued operations, net of tax	713	(2,481)	(8,575)	(15,475)	(26,998)
Net loss	$(8,079)	$(13,090)	$(16,277)	$(29,724)	$(54,308)
Basic earnings (loss) per common share—
Continuing operations	$(0.24)	$(0.29)	$(0.21)	$(0.39)	$(0.72)
Discontinuing operations	0.02	(0.07)	(0.23)	(0.43)	(0.72)
Total	$(0.22)	$(0.36)	$(0.44)	$(0.82)	$(1.44)
Diluted earnings (loss) per common share—
Continuing operations	$(0.24)	$(0.29)	$(0.21)	$(0.39)	$(0.72)
Discontinuing operations	0.02	(0.07)	(0.23)	(0.43)	(0.72)
Total	$(0.22)	$(0.36)	$(0.44)	$(0.82)	$(1.44)
Weighted average number of shares—
Basic	35,979,697	35,934,406	36,921,300	36,218,138	37,774,280
Diluted	35,979,697	35,934,406	36,921,300	36,218,138	37,774,280

(1)
We have reclassified prior period financial information to conform to the current year presentation that reflects the classification of the Display business as discontinued operations from Q1 2025.

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	December 31, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$103,756	$138,610
Accounts receivable, net	26,022	28,402
Inventories, net	34,151	30,535
Other receivables	2,882	4,444
Prepaid expenses	5,062	10,379
Hedge collateral	1,200	2,080
Other current assets	3,782	4,779
Total current assets	176,855	219,229
Property, plant and equipment, net	100,204	81,463
Operating lease right-of-use assets	2,070	3,107
Intangible assets, net	454	507
Long-term prepaid expenses, net	584	165
Deferred income taxes	64,248	52,889
Other non-current assets	7,114	21,956
Total assets	$351,529	$379,316
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$20,848	$21,642
Other accounts payable	11,444	10,764
Accrued expenses	6,929	8,648
Accrued income taxes	81	56
Operating lease liabilities	1,427	1,393
Other current liabilities	2,681	3,765
Total current liabilities	43,410	46,268
Long-term borrowings	44,599	27,211
Accrued severance benefits, net	11,502	17,094
Non-current operating lease liabilities	690	1,823
Other non-current liabilities	3,078	10,123
Total liabilities	103,279	102,519
Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value, 150,000,000 shares authorized, 58,027,696 shares issued and 36,219,100 outstanding at December 31, 2025 and 57,498,507 shares issued and 36,912,118 outstanding at December 31, 2024	579	574
Additional paid-in capital	281,537	279,423
Retained earnings	214,852	244,576
Treasury stock, 21,808,596 shares at December 31, 2025 and 20,586,389 shares at December 31, 2024, respectively	(229,910)	(225,883)
Accumulated other comprehensive loss	(18,808)	(21,893)
Total stockholders’ equity	248,250	276,797
Total liabilities and stockholders’ equity	$351,529	$379,316

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended	Year Ended
	December 31, 2025	December 31, 2025	December 31, 2024
Cash flows from operating activities
Net loss	$(8,079)	$(29,724)	$(54,308)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	3,023	12,961	16,161
Provision for severance benefits	771	3,639	8,020
Loss (gain) on foreign currency, net	9,765	(847)	32,851
Provision (reversal) for inventory reserves	952	2,871	(529)
Stock-based compensation	565	2,180	6,214
Impairment charges	—	12,424	4,637
Deferred income tax assets	(9,551)	(10,120)	(7,034)
Others, net	105	325	799
Changes in operating assets and liabilities
Accounts receivable, net	4,620	(2,990)	2,719
Inventories	1,328	(5,803)	(1,583)
Other receivables	1,077	(210)	(115)
Prepaid expenses	1,656	6,981	8,877
Other current assets	6,162	2,915	1,753
Accounts payable	3,607	4,248	(1,971)
Other accounts payable	(2,190)	(8,993)	(14,160)
Accrued expenses	(4,587)	(2,662)	(607)
Accrued income taxes	39	23	(1,432)
Other current liabilities	(516)	(839)	(1,161)
Other non-current liabilities	(137)	(185)	(335)
Payment of severance benefits	(2,898)	(13,567)	(2,407)
Others, net	(281)	3,165	(2,522)
Net cash provided by (used in) operating activities	5,431	(24,208)	(6,133)
Cash flows from investing activities
Proceeds from settlement of hedge collateral	1,922	4,159	627
Payment of hedge collateral	(3,159)	(3,159)	(1,706)
Proceeds from disposal of plant, property and equipment	11	565	—
Purchase of property, plant and equipment	(10,253)	(29,992)	(11,600)
Payment for intellectual property registration	(25)	(207)	(316)
Collection of guarantee deposits	106	4,380	3,535
Payment of guarantee deposits	—	(355)	(2,175)
Collection of short-term financial instruments	—	—	30,000
Purchase of short-term financial instruments	—	—	(30,000)
Others, net	—	180	(37)
Net cash used in investing activities	(11,398)	(24,429)	(11,672)
Cash flows from financing activities
Proceeds from long-term borrowings	6,405	17,016	30,059
Acquisition of treasury stock	(41)	(4,381)	(12,891)
Repayment of financing related to water treatment facility arrangement	(111)	(452)	(472)
Repayment of principal portion of finance lease liabilities	(40)	(161)	(139)
Net cash provided by financing activities	6,213	12,022	16,557
Effect of exchange rates on cash and cash equivalents	(4,495)	1,761	(18,234)
Net decrease in cash and cash equivalents	(4,249)	(34,854)	(19,482)
Cash and cash equivalents
Beginning of the period	108,005	138,610	158,092
End of the period	$103,756	$103,756	$138,610

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF OPERATING LOSS FROM CONTINUING OPERATIONS TO ADJUSTED OPERATING LOSS FROM CONTINUING OPERATIONS

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended			Year Ended
	December 31, 2025	September 30, 2025	December 31, 2024(1)	December 31, 2025	December 31, 2024(1)
Operating loss	$(12,446)	$(11,538)	$(6,828)	$(35,860)	$(25,973)
Adjustments:
Equity-based compensation expense	565	123	1,780	2,532	5,297
Early termination and other charges	—	3,994	1,589	4,840	1,589
Adjusted Operating Loss	$(11,881)	$(7,421)	$(3,459)	$(28,488)	$(19,087)

(1)
We have reclassified prior period financial information to conform to the current year presentation that reflects the classification of the Display business as discontinued operations from Q1 2025.

We present Adjusted Operating Loss from continuing operations as a supplemental measure of our performance. We define Adjusted Operating Loss from continuing operations for the periods indicated as operating loss from continuing operations adjusted to exclude (i) Equity-based compensation expense and (ii) Early termination and other charges.

For the year ended December 31, 2025, we recorded in our consolidated statement of operations $2,599 thousand of termination related charges in connection with the voluntary resignation program that we executed during the third quarter of 2025. For the same period, we also recorded $1,745 thousand of certain executive separation benefits and $496 thousand of one-time employee incentives.

For the year ended December 31, 2024, we recorded $1,589 thousand of one-time cumulative financial impact in connection with certain employee benefits.

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF LOSS FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA FROM CONTINUING OPERATIONS AND ADJUSTED INCOME (LOSS) FROM CONTINUING OPERATIONS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	Three Months Ended			Year Ended
	December 31, 2025	September 30, 2025	December 31, 2024(1)	December 31, 2025	December 31, 2024(1)
Loss from continuing operations	$(8,792)	$(10,609)	$(7,702)	$(14,249)	$(27,310)
Adjustments:
Interest income	(1,246)	(1,255)	(2,106)	(5,363)	(8,320)
Interest expense	393	469	458	1,658	1,601
Income tax benefit, net	(9,180)	(4,170)	(10,466)	(17,889)	(8,199)
Depreciation and amortization	3,019	3,204	3,451	12,580	14,438
EBITDA – continuing operations	(15,806)	(12,361)	(16,365)	(23,263)	(27,790)
Equity-based compensation expense	565	123	1,780	2,532	5,297
Foreign currency loss, net	6,393	4,280	13,352	281	16,740
Derivative valuation loss (gain), net	(8)	—	(19)	43	(77)
Early termination and other charges	—	3,994	1,589	4,840	1,589
Adjusted EBITDA – continuing operations	$(8,856)	$(3,964)	$337	$(15,567)	$(4,241)
Loss from continuing operations	$(8,792)	$(10,609)	$(7,702)	$(14,249)	$(27,310)
Adjustments:
Equity-based compensation expense	565	123	1,780	2,532	5,297
Foreign currency loss, net	6,393	4,280	13,352	281	16,740
Derivative valuation loss (gain), net	(8)	—	(19)	43	(77)
Early termination and other charges	—	3,994	1,589	4,840	1,589
Income tax effect on non-GAAP adjustments	(872)	1,822	(3,249)	(1,313)	(4,560)
Adjusted Income (Loss) – continuing operations	$(2,714)	$(390)	$5,751	$(7,866)	$(8,321)
Adjusted Income (Loss) – continuing operations per common share—
- Basic	$(0.08)	$(0.01)	$0.16	$(0.22)	$(0.22)
- Diluted	$(0.08)	$(0.01)	$0.15	$(0.22)	$(0.22)
Weighted average number of shares – basic	35,979,697	35,934,406	36,921,300	36,218,138	37,774,280
Weighted average number of shares – diluted	35,979,697	35,934,406	37,738,210	36,218,138	37,774,280

(1)
We have reclassified prior period financial information to conform to the current year presentation that reflects the classification of the Display business as discontinued operations from Q1 2025.

We present Adjusted EBITDA from continuing operations and Adjusted Income (Loss) from continuing operations as supplemental measures of our performance. We define Adjusted EBITDA from continuing operations for the periods indicated as EBITDA – continuing operations (as defined below), adjusted to exclude (i) Equity-based compensation expense, (ii) Foreign currency loss, net, (iii) Derivative valuation loss (gain), net and (iv) Early termination and other charges. EBITDA – continuing operations for the periods indicated is defined as loss from continuing operations before interest income, interest expense, income tax benefit, net and depreciation and amortization.

We prepare Adjusted Income (Loss) from continuing operations by adjusting loss from continuing operations to eliminate the impact of a number of non-cash expenses and other items that may be either one time or recurring that we do not consider to be indicative of our core ongoing operating performance. We believe that Adjusted Income (Loss) from continuing operations is particularly useful because it reflects the impact of our asset base and capital structure on our operating performance. We define Adjusted Income (Loss) from continuing operations for the periods as loss from continuing operations, adjusted to exclude (i) Equity-based compensation expense, (ii) Foreign currency loss, net, (iii) Derivative valuation loss (gain), net, (iv) Early termination and other charges, and (v) Income tax effect on non-GAAP adjustments.

For the year ended December 31, 2025, we recorded in our consolidated statement of operations $2,599 thousand of termination related charges in connection with the voluntary resignation program that we executed during the third quarter of 2025. For the same period, we also recorded $1,745 thousand of certain executive separation benefits and $496 thousand of one-time employee incentives.

For the year ended December 31, 2024, we recorded $1,589 thousand of one-time cumulative financial impact in connection with certain employee benefits.